UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 20, 2019

Central Index Key Number of the issuing entity: 0001780678

Wells Fargo Commercial Mortgage Trust 2019-C52

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

Central Index Key Number of the sponsor: 0001592182

Rialto Mortgage Finance, LLC

Central Index Key Number of the sponsor: 0001549574

Barclays Capital Real Estate Inc.

Central Index Key Number of the sponsor: 0001541468

Ladder Capital Finance LLC

Central Index Key Number of the sponsor: 0001722518

BSPRT CMBS Finance, LLC

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-226486-08	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 25, 2019, the co-lender agreement related to the Mortgage Loan identified as “Smoke Tree Village and Smoke Tree Commons” that was previously filed as Exhibit 99.19 of the Current Report on Form 8-K, dated and filed on August 20, 2019, with respect to Wells Fargo Commercial Mortgage Trust 2019-C52 (the "Form 8-K"), was amended pursuant to an amended and restated co-lender agreement, dated as of September 6, 2019, between Rialto Mortgage Finance, LLC, as note A-1-1 holder, Rialto Mortgage Finance, LLC, as note A-1-2 holder, and Wilmington Trust, National Association, as trustee for the benefit of the registered holders of Wells Fargo Commercial Mortgage Trust 2019-C52, Commercial Mortgage Pass Through Certificates, Series 2019-C52, as note A-2 holder. The purpose of the amendment was to reflect the split of note A-1 into notes A-1-1 and note A-1-2. Accordingly, Exhibit 99.19 of the Form 8-K, is hereby amended and restated in its entirety by the amended and restated co-lender agreement attached hereto as Exhibit 99.19. No other changes have been made to the Form 8-K other than the change described above.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of August 5, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Barclays Capital Inc., Academy Securities, Inc. and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

5.1	Legality Opinion of Sidley Austin LLP, dated August 20, 2019.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated August 20, 2019 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 6, 2019.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of August 5, 2019, between Wells Fargo Commercial Mortgage Securities, Inc. and Argentic Real Estate Finance LLC.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of August 5, 2019, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of August 5, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., Barclays Capital Real Estate Inc. and Barclays Capital Holdings Inc.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of August 5, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., Ladder Capital Finance LLC, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP.
99.5	Mortgage Loan Purchase Agreement, dated and effective as of August 5, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., BSPRT CMBS Finance, LLC and Benefit Street Partners Realty Trust, Inc.
99.6	Mortgage Loan Purchase Agreement, dated and effective as of August 5, 2019, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.
99.7	Trust and Servicing Agreement, dated and effective as of July 11, 2019, among Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, and Wells Fargo Bank, National Association, as certificate administrator and as trustee, relating to the issuance of the MFTII 2019-B3B4 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-B3B4.
99.8	Pooling and Servicing Agreement, dated and effective as of July 1, 2019, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Morgan Stanley Capital I Trust 2019-H7, Commercial Mortgage Pass-Through Certificates, Series 2019-H7.

99.9	Pooling and Servicing Agreement, dated and effective as of July 1, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Wells Fargo Commercial Mortgage Trust 2019-C51, Commercial Mortgage Pass-Through Certificates, Series 2019-C51.
99.10	Co-Lender Agreement, dated as of July 11, 2019, by and among Barclays Bank PLC, as note A-1-A holder and note B-1 holder, Barclays Capital Real Estate Inc., as initial note A-1-B holder, initial note A-1-D holder and initial note A-1-E holder, Bank of America, N.A., as note A-1-C holder, Deutsche Bank AG, New York Branch, as initial note A-2-A holder, initial note A-2-B holder, initial note A-2-C holder and initial note B-2 holder, and Goldman Sachs Bank USA, as initial note A-3-A holder, initial note A-3-B holder, initial note A-3-C holder, and initial note B-3 holder, relating to the Moffett Towers II – Buildings 3 & 4 Whole Loan.
99.11	Agreement Between Note Holders, dated as of June 19, 2019, by and between Argentic Real Estate Finance LLC, as initial note A-1 holder, Argentic Real Estate Finance LLC, as initial note A-2 holder, Argentic Real Estate Finance LLC, as initial note A-3 holder, Argentic Real Estate Finance LLC, as initial note A-4 holder, Argentic Real Estate Finance LLC, as initial note A-5 holder, Argentic Real Estate Finance LLC, as initial note A-6 holder, Argentic Real Estate Finance LLC, as initial note A-7 holder, and Argentic Real Estate Finance LLC, as initial note A-8 holder, relating to the SoCal Retail Portfolio Whole Loan.
99.12	Co-Lender Agreement, dated as of July 6, 2019, by and between SPREF WH II LLC, as initial note A-1 holder, SPREF WH II LLC, as initial note A-2 holder, SPREF WH II LLC, as initial note A-3 holder, SPREF WH II LLC, as initial note A-4 holder, SPREF WH II LLC, as initial note A-5 holder, and SPREF WH II LLC, as initial note A-6 holder, relating to the Embassy Suites at Centennial Olympic Park Whole Loan.
99.13	Agreement Between Note Holders, dated as of July 2, 2019, by and between KeyBank National Association, as initial note A-1-A holder, initial note A-1-B holder and initial note A-1-C holder, and Barclays Capital Real Estate Inc., as initial note A-2-A holder and initial note A-2-B holder, relating to the Inland Life Storage Portfolio Whole Loan.
99.14	Co-Lender Agreement, dated as of July 25, 2019, by and between BSPRT Finance Sub-Lender I, LLC, as note A-1 holder, and BSPRT Finance Sub-Lender I, LLC, as note A-2 holder, relating to the Renaissance Center VI Whole Loan.
99.15	Agreement Between Note Holders, dated as of June 14, 2019, by and between Barclays Capital Real Estate Inc., as initial note A-1 holder, Barclays Capital Real Estate Inc., as initial note A-2 holder, and Barclays Capital Real Estate Inc., as initial note A-3 holder, relating to the 188 Spear Street Whole Loan.
99.16	Co-Lender Agreement, dated as of May 1, 2019, between Rialto Mortgage Finance, LLC, as initial note A-1 holder, and Rialto Mortgage Finance, LLC, as initial note A-2 holder, relating to the El Con Center Whole Loan.
99.17	Co-Lender Agreement, dated as of July 25, 2019, between BSPRT Finance Sub-Lender II, LLC, as note A-1 holder, and BSPRT Finance Sub-Lender II, LLC, as note A-2 holder, relating to the Mount Kemble Whole Loan.

99.18	Co-Lender Agreement, dated as of May 1, 2019, between Rialto Mortgage Finance, LLC, as initial note A-1 holder, and Rialto Mortgage Finance, LLC, as initial note A-2 holder, relating to the Shetland Park Whole Loan.
99.19	Co-Lender Agreement, dated as of September 6, 2019, between Rialto Mortgage Finance, LLC, as note A-1-1 holder, Rialto Mortgage Finance, LLC, as note A-1-2 holder, and Wilmington Trust, National Association, as trustee for the benefit of the registered holders of Wells Fargo Commercial Mortgage Trust 2019-C52, Commercial Mortgage Pass Through Certificates, Series 2019-C52, as note A-2 holder, relating to the Smoke Tree Village and Smoke Tree Commons Whole Loan.
99.20	Co-Lender Agreement, dated as of August 20, 2019, by and between BSPRT CMBS Finance, LLC, as note A-1 holder, and BSPRT CMBS Finance, LLC, as note A-2 holder, relating to the Del Mar Terrace Apartments Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony J. Sfarra
Name:	Anthony J. Sfarra
Title:	President

Dated: October 1, 2019

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of August 5, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Barclays Capital Inc., Academy Securities, Inc. and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated August 20, 2019.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated August 20, 2019 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 6, 2019.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of August 5, 2019, between Wells Fargo Commercial Mortgage Securities, Inc. and Argentic Real Estate Finance LLC.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of August 5, 2019, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of August 5, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., Barclays Capital Real Estate Inc. and Barclays Capital Holdings Inc.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of August 5, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., Ladder Capital Finance LLC, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP.
99.5	Mortgage Loan Purchase Agreement, dated and effective as of August 5, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., BSPRT CMBS Finance, LLC and Benefit Street Partners Realty Trust, Inc.
99.6	Mortgage Loan Purchase Agreement, dated and effective as of August 5, 2019, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.
99.7	Trust and Servicing Agreement, dated and effective as of July 11, 2019, among Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, and Wells Fargo Bank, National Association, as certificate administrator and as trustee, relating to the issuance of the MFTII 2019-B3B4 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-B3B4.

99.8	Pooling and Servicing Agreement, dated and effective as of July 1, 2019, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Morgan Stanley Capital I Trust 2019-H7, Commercial Mortgage Pass-Through Certificates, Series 2019-H7.
99.9	Pooling and Servicing Agreement, dated and effective as of July 1, 2019, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Wells Fargo Commercial Mortgage Trust 2019-C51, Commercial Mortgage Pass-Through Certificates, Series 2019-C51.
99.10	Co-Lender Agreement, dated as of July 11, 2019, by and among Barclays Bank PLC, as note A-1-A holder and note B-1 holder, Barclays Capital Real Estate Inc., as initial note A-1-B holder, initial note A-1-D holder and initial note A-1-E holder, Bank of America, N.A., as note A-1-C holder, Deutsche Bank AG, New York Branch, as initial note A-2-A holder, initial note A-2-B holder, initial note A-2-C holder and initial note B-2 holder, and Goldman Sachs Bank USA, as initial note A-3-A holder, initial note A-3-B holder, initial note A-3-C holder, and initial note B-3 holder, relating to the Moffett Towers II – Buildings 3 & 4 Whole Loan.
99.11	Agreement Between Note Holders, dated as of June 19, 2019, by and between Argentic Real Estate Finance LLC, as initial note A-1 holder, Argentic Real Estate Finance LLC, as initial note A-2 holder, Argentic Real Estate Finance LLC, as initial note A-3 holder, Argentic Real Estate Finance LLC, as initial note A-4 holder, Argentic Real Estate Finance LLC, as initial note A-5 holder, Argentic Real Estate Finance LLC, as initial note A-6 holder, Argentic Real Estate Finance LLC, as initial note A-7 holder, and Argentic Real Estate Finance LLC, as initial note A-8 holder, relating to the SoCal Retail Portfolio Whole Loan.
99.12	Co-Lender Agreement, dated as of July 6, 2019, by and between SPREF WH II LLC, as initial note A-1 holder, SPREF WH II LLC, as initial note A-2 holder, SPREF WH II LLC, as initial note A-3 holder, SPREF WH II LLC, as initial note A-4 holder, SPREF WH II LLC, as initial note A-5 holder, and SPREF WH II LLC, as initial note A-6 holder, relating to the Embassy Suites at Centennial Olympic Park Whole Loan.
99.13	Agreement Between Note Holders, dated as of July 2, 2019, by and between KeyBank National Association, as initial note A-1-A holder, initial note A-1-B holder and initial note A-1-C holder, and Barclays Capital Real Estate Inc., as initial note A-2-A holder and initial note A-2-B holder, relating to the Inland Life Storage Portfolio Whole Loan.
99.14	Co-Lender Agreement, dated as of July 25, 2019, by and between BSPRT Finance Sub-Lender I, LLC, as note A-1 holder, and BSPRT Finance Sub-Lender I, LLC, as note A-2 holder, relating to the Renaissance Center VI Whole Loan.
99.15	Agreement Between Note Holders, dated as of June 14, 2019, by and between Barclays Capital Real Estate Inc., as initial note A-1 holder, Barclays Capital Real Estate Inc., as initial note A-2 holder, and Barclays Capital Real Estate Inc., as initial note A-3 holder, relating to the 188 Spear Street Whole Loan.
99.16	Co-Lender Agreement, dated as of May 1, 2019, between Rialto Mortgage Finance, LLC, as initial note A-1 holder, and Rialto Mortgage Finance, LLC, as initial note A-2 holder, relating to the El Con Center Whole Loan.

99.17	Co-Lender Agreement, dated as of July 25, 2019, between BSPRT Finance Sub-Lender II, LLC, as note A-1 holder, and BSPRT Finance Sub-Lender II, LLC, as note A-2 holder, relating to the Mount Kemble Whole Loan.
99.18	Co-Lender Agreement, dated as of May 1, 2019, between Rialto Mortgage Finance, LLC, as initial note A-1 holder, and Rialto Mortgage Finance, LLC, as initial note A-2 holder, relating to the Shetland Park Whole Loan.
99.19	Co-Lender Agreement, dated as of September 6, 2019, between Rialto Mortgage Finance, LLC, as note A-1-1 holder, Rialto Mortgage Finance, LLC, as note A-1-2 holder, and Wilmington Trust, National Association, as trustee for the benefit of the registered holders of Wells Fargo Commercial Mortgage Trust 2019-C52, Commercial Mortgage Pass Through Certificates, Series 2019-C52, as note A-2 holder, relating to the Smoke Tree Village and Smoke Tree Commons Whole Loan.
99.20	Co-Lender Agreement, dated as of August 20, 2019, by and between BSPRT CMBS Finance, LLC, as note A-1 holder, and BSPRT CMBS Finance, LLC, as note A-2 holder, relating to the Del Mar Terrace Apartments Whole Loan.